UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: April 29, 2005
                        (Date of earliest event reported)

                              DIRECT INSITE CORP.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                            0-20660                11-2895590
(State or other Jurisdiction    (Commission File          (IRS Employer
of Incorporation)                    Number)            Identification Number)


80 Orville Drive, Bohemia, NY                              11716
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (631) 244-1500

                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 2.02  Results of Operations and Financial Condition

     On April 29, 2005, Direct Insite Corp. issued an earnings press release announcing its financial results for the year ended December 31, 2004. A copy of the earnings press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

     99 Earnings Release, dated April 29, 2005, announcing the Registrant's financial results for the year ended December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECT INSITE CORP.


                                        By:  /s/ Michael J. Beecher
                                             Michael J. Beecher
                                             Chief Financial Officer


Dated:  May 3, 2005